EXHIBIT 99.1

Dynatrace Announces Proposed Private Placement of
$1.25 Billion of Exchangeable Senior Notes

BOSTON, Mass—August 17, 2026—Dynatrace, Inc. (“Dynatrace”) (NYSE: DT), the leading AI-powered observability platform, today announced that its indirect wholly-owned subsidiary, Dynatrace LLC (the “Issuer”), intends to offer, subject to market conditions and other factors, $1.25 billion aggregate principal amount of its Exchangeable Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Issuer also intends to grant the initial purchasers of the notes an option to purchase up to an additional $187.5 million aggregate principal amount of notes, for settlement during a 13-day period beginning on, and including, the first date on which the notes are issued.
The notes will be senior, unsecured obligations of the Issuer and will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Dynatrace. The notes will accrue interest payable semi-annually in arrears. The notes will mature on September 1, 2031, unless earlier exchanged, redeemed or repurchased. The interest rate, exchange rate, and other terms of the notes are to be determined upon pricing of the offering.
The notes will be exchangeable for cash, shares of Dynatrace’s common stock (the “common stock”) or a combination of cash and shares of the common stock, at the Issuer’s election. Prior to the close of business on the business day immediately preceding June 1, 2031, noteholders may exchange their notes at their option only upon the satisfaction of specified conditions and during certain periods. On or after June 1, 2031, until the close of business on the second scheduled trading day immediately preceding the maturity date, noteholders may exchange all or any portion of their notes at any time, regardless of these conditions or periods.
The Issuer may not redeem the notes prior to September 6, 2029, except in the event of a cleanup redemption as described below. On or after September 6, 2029 and prior to the 21st scheduled trading day immediately preceding the maturity date, the Issuer may redeem for cash all or any portion of the notes (subject to a partial redemption limitation), at its option, if the last reported sale price of the common stock has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Issuer provides notice of redemption (an “optional redemption”). In addition, subject to certain conditions, the Issuer may redeem for cash all, but not less than all, of the notes at any time prior to the 21st scheduled trading day immediately preceding the maturity date if the aggregate principal amount of the notes that remains outstanding at such time is less than $100 million (a “cleanup redemption”). The redemption price for any note called for optional redemption or cleanup redemption will be equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the related redemption date. No sinking fund is provided for the notes.
Subject to certain conditions, holders of the notes will have the right to require the Issuer to repurchase all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture that will govern the notes) at a repurchase price of 100% of their principal amount plus any accrued and unpaid interest to, but excluding, the repurchase date. Following certain corporate events or if the Issuer calls any notes for redemption, the Issuer will, under certain circumstances, increase the exchange rate for noteholders who elect to exchange their notes in connection with any such corporate event or exchange their notes called for redemption.

The Issuer intends to use a portion of the net proceeds from the offering to pay the cost of the exchangeable note hedge transactions (after such cost is partially offset by the proceeds to Dynatrace from the sale of the warrants under the warrant transactions) described below. In addition, the Issuer expects to use up to approximately $200 million of the net proceeds from the offering to repurchase shares of the common stock from certain purchasers of the notes in privately negotiated transactions, as described in more detail below. The Issuer intends to use the remainder of the net proceeds for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, the Issuer expects to use a portion of the net proceeds from the sale of the additional notes to pay the cost of additional exchangeable note hedge transactions (after such cost is partially offset by the proceeds to Dynatrace from the sale of additional warrants under additional warrant transactions) and the remaining net proceeds for general corporate purposes.
In connection with the pricing of the notes, the Issuer expects to enter into exchangeable note hedge transactions with one or more of the initial purchasers of the notes or affiliates thereof and/or certain other financial institutions (the “option counterparties”). Dynatrace also expects to enter into warrant transactions with the option counterparties. The exchangeable note hedge transactions are expected generally to reduce the potential dilution to the common stock upon any exchange of notes and/or offset any cash payments that the Issuer is required to make in excess of the principal amount of exchanged notes, as the case may be. However, the warrant transactions could separately have a dilutive effect on the common stock to the extent that the market price per share of the common stock exceeds the strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, the Issuer and Dynatrace expect to enter into additional exchangeable note hedge transactions and additional warrant transactions, respectively, with the option counterparties.
The Issuer has been advised that in connection with establishing their initial hedge of the exchangeable note hedge and warrant transactions, the option counterparties or their respective affiliates will enter into various derivative transactions with respect to the common stock and/or purchase shares of the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time.
In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling shares of the common stock or other securities of the Issuer or Dynatrace in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) in connection with any exchanges of notes, any redemption of notes or any repurchase of notes upon a fundamental change, (y) following any other repurchase of the notes to the extent the Issuer and Dynatrace unwind all or a portion of the exchangeable note hedge and warrant transactions and (z) if the Issuer and Dynatrace otherwise unwind all or a portion of the exchangeable note hedge and warrant transactions). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect the ability of a noteholder to exchange the notes and, to the extent the activity occurs during any observation period related to an exchange of notes, it could affect the number of shares of the common stock, if any, and value of the consideration that a holder of notes will receive upon exchange of the notes.
As noted earlier in this press release, the Issuer expects to use up to approximately $200 million of the net proceeds from the offering to repurchase shares of the common stock from certain purchasers of the notes in privately negotiated transactions effected with or through one of the initial purchasers or an affiliate thereof concurrently with the pricing of the notes (the “concurrent share repurchases”). The price per share of the common stock repurchased in the concurrent share repurchases is expected to equal the last reported sale price per share of the common stock on The New York Stock Exchange as of the date of the pricing of the notes. These concurrent share repurchases could increase (or reduce the size of any decrease in) the market price of the common stock prior to, concurrently with or shortly after the pricing of the notes, and could result in a higher effective exchange price for the notes. The Issuer cannot predict the magnitude of such market activity or the overall effect it will have on the market price of the notes and/or the market price of the common stock.
The notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The notes, the guarantee, and the shares of the common stock deliverable upon exchange of the notes, if any, have not been, nor will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.
This press release is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
About Dynatrace
Dynatrace (NYSE: DT) is advancing observability for today’s digital businesses, helping to transform the complexity of modern digital ecosystems into powerful business assets. By leveraging AI-powered insights, Dynatrace enables organizations to analyze, automate, and innovate faster to drive their business forward.
Cautionary Language Concerning Forward-Looking Statements
This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding whether the Issuer will offer and issue the notes and the terms of the notes; the terms of the concurrent share repurchases; the terms of exchangeable note hedge and warrant transactions; the intended use of the net proceeds from the offering; the Issuer’s expectations regarding the actions of the option counterparties and their respective affiliates; and the Issuer’s expectations in respect of granting the initial purchasers an option to purchase additional notes. These forward-looking statements include, but are not limited to, plans, objectives, expectations, and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements reflect Dynatrace’s current views about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions Dynatrace has made. Although Dynatrace believes that its plans, intentions, expectations, strategies, and prospects as reflected in or suggested by those forward-looking statements are reasonable, Dynatrace can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond Dynatrace’s control including, without limitation, its ability to maintain its revenue growth rates in future periods; overall demand for and market adoption of its solutions; its ability to compete; its ability to innovate and develop and effectively market solutions that meet customer needs, including with AI capabilities and functionalities; its ability to acquire new customers and retain and expand its relationships with existing customers; its ability to expand its sales and marketing capabilities; its ability to maintain successful relationships with partners; the ability of its platform and solutions to effectively interoperate with customers’ IT infrastructures; its ability to hire and retain necessary qualified employees to grow its business and expand its operations; its ability to successfully complete acquisitions and integrate newly acquired businesses and offerings; its use of new and evolving technologies, including AI, in its offerings and business; security breaches, computer malware, computer hacking attacks, and other security incidents or compromises; real or perceived errors, failures, defects, or vulnerabilities in its solutions; its ability to protect and enforce its proprietary technology and intellectual property rights; the effect on its business of uncertainty in the U.S. and global economies, along with uncertain geopolitical conditions; and other risks set forth under the caption “Risk Factors” in its most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and its other SEC filings. Dynatrace assumes no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.
Contacts

Media:
Dynatrace PR Team
dynatrace-pr@dynatrace.com

Investors:
Dynatrace IR Team
IR@dynatrace.com

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